UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2009

Commission File Number: 001-31261

AMANASU TECHNO HOLDINGS CORPRATION

(Exact name of registrant as specified in its charter)

Nevada	98-0351508
(State of other jurisdiction of incorporation or organization)	(I.R.S. Eployer Identification No.)

115 East 57th Street, 11th Floor New York, NY 10022

(Address of principal executive offices)

646-274-1274

(Registrant's telephone number, including area code)

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.Other Events

As of September 30, 2009 Amanasu Support Corporation issued 50 shares and received funds in the amount of $105,378 (10,000,000 Japanese Yen). A finders fee of $5,268.90 (500,000 Japanese Yen) was also issued as a result of the transaction to the finding party.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired

None

(b) Pro forma financial information

None

(c) Exhibits

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amanasu Techno Holdings Corporation
(Registrant)

/s/ Atsushi Maki

Atsushi Maki
Chairman & Chief Executive Officer

Date: February 11, 2010